UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒                      Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-12

Brocade Communications Systems, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945	COMPANY #

BROCADE COMMUNICATIONS SYSTEMS, INC.
ANNUAL MEETING OF STOCKHOLDERS Tuesday, April 8, 2014 2:00 p.m. Pacific Time
Brocade’s Corporate Headquarters 130 Holger Way San Jose, California 95134

Directions to the Brocade Communications Systems, Inc.

Annual Meeting and instructions for attending the meeting in person are available in the proxy statement which can be

viewed at www.proxydocs.com/brcd.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on April 8, 2014.

Notice is hereby given that the Annual Meeting of Stockholders of Brocade Communications Systems, Inc. will be held at Brocade’s Corporate Headquarters, 130 Holger Way, San Jose, California 95134 on Tuesday, April 8, 2014 at 2:00 p.m. Pacific Time.

This notice is to inform you that the proxy materials for the Brocade 2014 Annual Meeting of Stockholders, including the proxy statement and the 2013 Annual Report, are available on the Internet. Follow the instructions below to view the proxy materials and vote online or request paper or e-mail copies.

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The proxy materials are available at www.proxydocs.com/brcd

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before March 27, 2014 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors Recommends a Vote FOR all the Nominees Listed in Proposal 1,

a Vote FOR Proposals 2 and 3 and a Vote AGAINST Proposal 4.

1.	Election of Directors	01 - Judy Bruner	06 - Dave House
		02 - Lloyd A. Carney	07 - L. William Krause
		03 - Renato A. DiPentima	08 - David E. Roberson
		04 - Alan L. Earhart	09 - Sanjay Vaswani
05 - John W. Gerdelman

2.	Nonbinding advisory resolution to approve executive compensation

3.	Ratification of the appointment of KPMG LLP as the independent registered public accountants of Brocade Communications Systems, Inc. for the fiscal year ending November 1, 2014

4.	Stockholder proposal to amend Brocade’s bylaws to give stockholders who hold 10% of outstanding Brocade stock the power to call a special meeting of stockholders if properly presented at the Annual Meeting

You may immediately vote your proxy on the Internet at:

www.proxypush.com/brcd

— —

Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (ET) on April 7, 2014.

Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card,

proxy statement and annual report, please contact us via:

Internet – Access the Internet and go to www.investorelections.com/brcd. Follow the instructions to log in, and order copies.

Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email – Send us an email at paper@investorelections.com with “brcd Materials Request” in the subject line. The email must include:

•	The 11-digit control # located in the box in the upper right hand corner on the front of this notice.

•	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.

•	If you choose email delivery you must include the email address.

•	If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.